UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 7, 2005

Borland Software Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-10824	94-2895440
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20450 Stevens Creek Blvd, Suite 800

Cupertino, California 95014

(Address of principal executive offices)

(831) 431-1000

(Registrant’s telephone number, including area code)

100 Enterprise Way

Scotts Valley, CA 95066-3249

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.02 – Termination of a Material Agreement.

(a)(1)	On July 7, 2005, Dale L. Fuller stepped down as President and Chief Executive Officer of Borland Software Company (the “Company”). Mr. Fuller had served in such capacities pursuant to the terms of the employment agreement between the Company and Mr. Fuller, dated January 1, 2001, as amended on July 1, 2003 (the “Employment Agreement”). See Item 5.02(b) below.

Item 2.02 – Results of Operations and Financial Condition.

(a)	On July 7, 2005, the Company issued a press release announcing its preliminary financial results for the quarter ended June 30, 2005. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

The information in this Item 2.02 and the exhibit attached hereto shall not be deemed “filed” by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. Except as shall be expressly set forth by specific reference in such filing, the information contained in this Item 2.02 and in the accompanying exhibit shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 5.02 – Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)	On July 7, 2005, Mr. Fuller stepped down as President and Chief Executive Officer of the Company. Pursuant to the terms of the Employment Agreement, Mr. Fuller will receive from the Company, in addition to any earned but unpaid salary and unreimbursed expenses through the date his employment terminated, a cash lump sum payment of $1.2 million.

(c)(1)	On July 7, 2005, the Board of Directors of the Company named Scott J. Arnold, the Company’s Executive Vice President and Chief Operating Officer, as Interim President and Chief Executive Officer.

(c)(2)	Scott J. Arnold, age 41, joined the Company in November 2003 as Executive Vice President and Chief Operating Officer. From 1996 to October 2003, Mr. Arnold served as a partner with McKinsey & Company, a leading business management consulting firm.
(c)(3)	No change is being made in Mr. Arnold’s compensation, as described in the Company’s proxy statement disseminated to shareholders in connection with the Company’s 2005 Annual Meeting of Stockholders.

Item 9.01 – Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
99.1	Press Release of the Company, dated July 7, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BORLAND SOFTWARE CORPORATION

Date: July 7, 2005	By:	/s/ Timothy J. Stevens
	Name:	Timothy J. Stevens
	Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of the Company, dated July 7, 2005.